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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in this Pre-Effective Amendment No.1 to the registration statement on Form S-4 of Franklin Resources, Inc. of our report dated October 25, 2000 relating to the financial statements, which appears in Franklin Resources, Inc.'s Annual Report on Form 10-K for the year ended September 30, 2000. We also consent to the reference to us under the headings "Experts" in such Registration Statement.



PricewaterhouseCoopers LLP

San Francisco, California
January 26, 2001